                                                                  Exhibit 10.3


                                FORM OF WARRANT

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM AND WITH THE CONSENT OF THE ISSUER. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

Warrant No. A-1                           Date of Issuance:  December __, 1996

                           ABLE TELCOM HOLDING CORP.

                         Common Stock Purchase Warrant

       Able Telcom Holding Corp. (the "Company"), for value received, hereby certifies that ________________________, or its registered assigns (the "Registered Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time and from time to time on or after the first anniversary of the date hereof (except as provided in Section 8 hereof) and on or before the Expiration Date (as defined in Section 6 below) (the "Exercise Period") ______ shares of Common Stock of the Company, par value $.001 per share (the "Common Stock"), at a purchase price per share equal to $9.82. The shares purchasable upon exercise of this Warrant, and the purchase price per share shall be adjusted from time to time pursuant to the provisions of this Warrant and are hereinafter referred to as the "Warrant Stock" and the "Purchase Price," respectively.

      This Warrant is issued pursuant to, and is subject to the terms and conditions of the Series A Preferred Stock Purchase Agreement dated December 20, 1996, by and among the Company and certain Investors (the "Purchase Agreement").

      1. Number of Shares. Subject to the terms and conditions hereinafter set forth, the Registered Holder is entitled, upon surrender of this Warrant, to purchase from the Company up to ________ shares of Common Stock, subject to adjustment as set forth herein.

      2.    Exercise.

      (a) Manner of Exercise. This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant at any time during the Exercise Period, with the purchase form appended hereto as Exhibit A duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate in writing, accompanied by payment in full of the Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise, and applicable documentary stamp or other taxes. The total purchase price may be paid by cash, check, wire transfer, or if requested by Registered Holder in the purchase form, in the manner set forth in the following paragraph. Notwithstanding the foregoing, the Registered Holder may only exercise this Warrant for such number of shares of Common Stock that would result in such Registered Holder being the beneficial owner of up to, but no more than 4.99% of the Company's then outstanding Common Stock; provided, however, that the limitation described in this subsection 2(a) shall not prevent a Registered Holder from exercising this Warrant at any other time thereafter that does not result in the Registered Holder exceeding such limit.


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      In  addition  to the method of payment  set forth above and in lieu of any cash payment required, the Registered Holder shall have the right, at any time that there does not exist an effective registration statement filed pursuant to the Securities Act covering the Warrant Stock, to exercise this Warrant in full or in part by surrendering this Warrant in the manner specified above in exchange for the number of shares of Warrant Stock equal to the product of (x) the number of shares as to which this Warrant is being exercised multiplied by
(y) a fraction, the numerator of which is the Market Price (as defined below) less the Purchase Price, and the denominator of which is the Market Price. For purpose of this paragraph, the term "Market Price" shall mean the average closing bid price quoted on a share of Common Stock on the Nasdaq National Market for the three (3) trading days immediately prior to the date of the delivery to the Company of a purchase form (or if the Company's Common Stock is not traded or listed on the Nasdaq National Market or any other principal securities market, the average of the closing bid prices in the over-the-counter market on such days as reported by Nasdaq or any comparable system, or if not so reported, as reported by any New York Stock Exchange member firm selected by the Company for such purpose.

            (b) Effective Time of Exercise.  Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 2(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in Section 2(c) below shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.

            (c) Delivery to Registered Holder. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within three (3) trading days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct:

      (i)a certificate or certificates for the number of shares of Warrant Stock to which such Registered Holder shall be entitled, and

      (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Section 2(a) above.

      3.    Adjustments.

            (a) If outstanding shares of the Common Stock shall be subdivided into a greater number of shares, or if a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall automatically be changed to equal the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

            (b) In the case of any reclassification or change in the number of outstanding securities of the Company or in the case of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the

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stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in subsection 3(a); and in each such case, the terms of this Section 3 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

            (c) Issuance of Common Stock Below Purchase Price. In case the Company shall issue or sell shares of Common Stock or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (other than upon conversion of Series A Preferred Stock, exercise of a Warrant, pursuant to an employee benefit plan or in consideration for the acquisition of the majority of the common stock or all or substantially all of the assets of another business entity), in any transaction which is not subject to the right of first refusal contained in
Section 5 of that certain Series A Preferred Stock Purchase Agreement, dated December 20, 1996, among the Company, Credit Suisse First Boston Corporation and Silverton International Fund Limited at a price per share of Common Stock
(determined, in the case of rights, options, warrants or convertible or exchangeable securities, by dividing (A) the total amount receivable by the Company in consideration of the issuance and sale of such rights, options, warrants or convertible or exchangeable securities, plus the total consideration payable to the Company upon exercise, conversion or exchange thereof, by (B) the total number of shares of Common Stock covered by such rights, options, warrants or convertible or exchangeable securities) that is lower (at the date of such sale or issuance) than the Purchase Price, or for no consideration, then in each case the number of shares of Common Stock thereafter issuable upon the exercise of all Warrants then outstanding shall be increased in a manner determined by multiplying the number of shares of Common Stock theretofore issuable upon the exercise of all Warrants then outstanding by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to the sale or issuance plus the number of additional shares of Common Stock offered for subscription or purchase or to be issued upon conversion or exchange of such convertible or exchangeable securities, and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to the sale or issuance plus the number of shares of Common Stock which the "aggregate consideration to be received by the Company" (as defined in the following paragraph) in connection with such sale or issuance would purchase at the Purchase Price.

      For the purpose of such adjustments the "aggregate consideration to be received by the Company" therefor shall be deemed to be the consideration received by the Company for such Common Stock, rights options, warrants or convertible or exchangeable securities plus any consideration or premiums stated in such rights, options, warrants or convertible or exchangeable securities to be paid for the shares of Common Stock covered thereby.

      In case the Company shall issue or sell shares of Common Stock or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "price per share of Common Stock" and the "consideration" receivable by or payable to the Company for purposes of this
Section 3(c), the Board of Directors of the Company shall determine, in good faith, the fair value of such property. In case the Company shall issue and sell rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, together with one or more other securities as part of a unit at a price per unit, then in determining the "price per share of Common Stock" and the "consideration" receivable by or payable to the Company for purposes of this Section 3(c), the Board of Directors of the Company shall determine, in good faith, the fair value of the rights, options, warrants or convertible or exchangeable securities then being sold as part of such unit.

      Any increase of the number of shares of Common Stock issuable upon exercise of all Warrants then outstanding made pursuant to this Section 3(c) shall be allocated among such Warrants on a pro rata basis.

            (d) Expiration of Rights, Options and Conversion Privileges. Upon the expiration of any rights, options, warrants or conversion or exchange rights that have previously resulted in an adjustment under this Section 3(c), if any thereof shall not have been exercised, the number of shares of Common Stock issuable upon the exercise of each Warrant shall be readjusted and shall thereafter, upon any future exercise, be such as they would have been had

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



they been originally adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and (ii) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights whether or not exercised; provided that no such readjustment shall have the effect of decreasing the number of shares issuable upon exercise of each Warrant by a number that is in excess of the amount or number of the adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion or exchange rights or shall have the effect of decreasing the number of shares of Common Stock that have been issued upon exercise of any Warrants prior to the date of such readjustment.

            (e) Adjustment of Exercise Price. Whenever the number of shares of Common Stock purchasable upon the exercise of each Warrant is adjusted, as provided in Section 3(c), the Purchase Price of each share of Common Stock payable upon exercise of such Warrant shall be adjusted by multiplying such Purchase Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares issuable upon the exercise of each Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares so issuable immediately thereafter.

            (f) When any adjustment is required to be made in the Purchase Price, the Company shall promptly mail to the Registered Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in subsections 3(a) or (b) above.

            (g) Subject to the provisions of Section 8 hereof, in the event that, prior to the first anniversary of the date hereof, the Registered Holder has converted any shares of Series A Preferred Stock issued to such Registered Holder on the date hereof into Common Stock, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be reduced by an amount equal to 200 shares of Common Stock (as adjusted as provided herein) for each share of Series A Preferred Stock which has been converted into Common Stock.

      4.    Transfers.

            (a) This Warrant and all rights hereunder are being issued in connection with the issuance of the Series A Preferred Stock and are transferable, in whole or in part, only with the prior written consent of the Company, which consent will not be unreasonably withheld, and in compliance with subsections 4(b) through 4(d) hereof, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit B hereto) at the principal office of the Company.

            (b) Each holder of this Warrant acknowledges that this Warrant and the Warrant Stock have not been registered under the Securities Act, and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of
(i) an effective registration statement under the Securities Act as to this Warrant or the Warrant Stock and registration or qualification of this Warrant or the Warrant Stock under any applicable blue sky or state securities law then in effect, or (ii) an opinion of counsel, reasonably satisfactory to the Company, that such registration and qualification are not required. Each certificate or other instrument for Warrant Stock issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect. Notwithstanding the foregoing, no such registration statement or opinion of counsel (unless required by the transfer agent of the Company with respect to the Warrant Stock) shall be required (A) for any transfer of any Warrant or Warrant Stock in compliance with Rule 144 or Rule 144A of the Securities Act;
(B) for any transfer of Warrants or Warrant Stock by a Registered Holder that is a partnership or a corporation to (x) a partner of such partnership or an "affiliate" (as such term is defined in Regulation D under the Securities Act) of such corporation (in which case no consent of the Company pursuant to Section 4(a) above shall be required), (y) a retired partner of such partnership who retires after the date hereof or (z) the estate of any such partner or shareholder; or (C) for the transfer by gift, will or intestate succession by any Registered Holder to his or her spouse or lineal descendants or successors or any trust for any of the foregoing. Each holder of this Warrant, by acceptance hereof, acknowledges that the Warrant and the Warrant Stock are being (and will be) acquired solely for such holder's own account and not as nominee for any other party, and for investment; provided, however, that in making such representation, the holder shall not be required to hold the Warrant or any Warrant Stock for any minimum or other specific term, except as required by Federal and applicable state securities laws.

            (c) A Registered Holder shall deliver written notice of any transfer of this Warrant permitted hereunder, in the form of Exhibit B hereto, to the Company within three (3) business days after such transfer. Such notice shall include the name and address of the transferee of this Warrant. The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant, and the Company shall enter thereon the name and address of any transferee of this Warrant within three (3) business days after its receipt of written notice thereof from the Registered Holder. Any Registered Holder may change such Registered Holder's address as shown on the warrant register by written notice to the Company requesting such change.

            (d) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

      5. No Impairment. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will (subject to Section 15 below) at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     6. Termination. This Warrant (and the right to purchase securities upon exercise hereof) shall terminate three (3) years after the date hereof (the "Expiration Date").


      7.    Notices of Certain Transactions.  In case:

            (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

            (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

            (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up) are to be determined. Such notice shall be mailed at least twenty (20) days prior to the record date or effective date for the event specified in such notice.

      8. Optional Redemption. If, at any time, the Company delivers a written redemption notice to the Registered Holder under subsection 8(b)(i) of Article III of the Articles of Incorporation of the Company, as amended, with regard to the shares of Series A Preferred Stock owned by Registered Holder, the Company, concurrently with such written redemption notice, shall deliver a separate written notice to the Registered Holder stating that the Registered Holder has ninety (90) days from the date such separate written notice is delivered to the Registered Holder to exercise the Warrant for the Purchase Price or the Company will redeem the Warrant with respect to any shares of Warrant Stock not so converted at a purchase price of $.01 per underlying share of Warrant Stock on the date that is thirty (30) days after the date of such separate written notice. At the end of such ninety (90) day period, the Company may redeem the Warrant with respect to any portion thereof that has not been converted into shares of Warrant Stock by delivering to the Registered Holder the purchase price stated in this Section 8 with respect to such unconverted portion of the Warrant via check or wire transfer. The ninety (90) day period set forth in this
Section 8 shall be extended by the number of days during which a registration statement is not effective or otherwise not available for use by the Registered Holders.

      9. Reservation of Stock. The Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

      10. Exchange of Warrants. Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Registered Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

      11. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

      12. Notices. Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and addressed to the party to be notified at the address or facsimile number indicated for such party set forth in the records of the Company for such purpose or, in the case of the Company, at 1601 Forum Place, Suite 1110, West Palm Beach, Florida 33401, attention Daniel Osborne, Chief Accounting Officer, or at such other address as any Registered Holder or the Company may designate by giving ten (10) days advance written notice to all other parties. Such notice shall be deemed effectively given upon (i) personal delivery to the party to be notified or (ii) delivery by overnight courier to the party to be notified or (iii) on the fifth (5th) business day following deposit with the United States Post Office, by registered or certified mail, postage prepaid or (iv) delivery via facsimile and confirmation generated by the sender's facsimile machine.

      13. No Rights as Shareholder. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a shareholder of the Company solely by reason of being a holder of this Warrant.

      14. No Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise, as determined by the average closing bid price, as reported on the Nasdaq National Market (or such other principal securities market on which the shares of Common Stock are traded) of one such share for the three (3) trading days immediately preceding the date of exercise.

      15. Amendment or Waiver. Any term of this Warrant may be amended or waived upon written consent of the Company and all of the holders hereof.

      16. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

      17. Governing Law. This Warrant shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.


                                    ABLE TELCOM HOLDING CORP.


                                    By:/s/William J. Mercurio
                                       ----------------------------------------
                                     Name: William J. Mercurio
                                     Title:President and Chief Executive Officer

Address:    1601 Forum Place, Suite 1110
            West Palm Beach, Florida  33401
            Facsimile Number:  (561) 688-0455

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                                  EXHIBIT A

                                PURCHASE FORM


To:         Able Telcom Holding Corp.

Dated:________________________


      The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby irrevocably elects to purchase _______ shares of the Common Stock covered by such Warrant and herewith makes payment of $_________, representing the full purchase price for such shares at the price per share provided for in such Warrant. The undersigned [does] [does not] choose to pay the purchase price pursuant to a cashless exercise of the Warrants. The undersigned certifies to the Company that its election to purchase does not cause the undersigned to be the beneficial owner of more than 4.99% of the Common Stock of the Company as of the date hereof.

      The undersigned further acknowledges that it has reviewed the representations and warranties contained in Section 4 of the Purchase Agreement (as defined in the Warrant) and by its signature below hereby makes such representations and warranties to the Company. Defined terms contained in such representations and warranties shall have the meanings assigned to them in the Purchase Agreement, provided that the term "Investor" shall refer to the undersigned and the term "Purchased Shares" shall refer to the Warrant Stock.


                                          HOLDER:

                                          ------------------------------------

                                          By:_________________________________
                                    Title:____________________________________
                                          Address:____________________________




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                                  EXHIBIT B

                               ASSIGNMENT FORM


     FOR VALUE RECEIVED,_________________________________________  hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of Common Stock covered thereby set forth below,unto:


Name of Assignee              Address/Facsimile Number      No. of Shares









      The undersigned hereby certifies to the Company that (i) the undersigned is the Registered Holder of the attached Warrant and (ii) Assignee is a person or entity identified in subsection 4 of the Warrant.

Dated:_______________________________


Signature:____________________________





Witness:_____________________________








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